Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
6.	SUBSEQUENT EVENTS

The Company evaluated subsequent events from December 31, 2025, the date of these financial statements, through the date on which the financial statements were issued (the “Issuance Date”), for events requiring recording or disclosure in the financial statements as of and for the year ended December 31, 2025. The Company concluded that no events have occurred that would require recognition or disclosure in the financial statements, except as described below.

On March 19, 2026, the Company consummated the previously announced business combination (the “Business Combination”) with dMY Squared Technology Group, Inc. (“dMY”). Upon closing of the Business Combination, the Company will continue as the holding company of the group and will be a publicly traded entity. On March 20, 2026, the Company’s Class A ordinary shares and warrants commenced trading on Nasdaq under the ticker symbols “HQ” and “HQWWW” respectively. The Closing of the Business Combination provides the group with gross proceeds of approximately US$120 million, consisting of funds held in dMY’s trust account (after redemptions) and proceeds from a concurrent PIPE financing.

On March 31, 2026, the Company and IonQ Quantum, Inc (“IonQ”) entered into a Quantum Systems Agreement, pursuant to which, the Company purchased, among other things, a dedicated trapped-ion quantum computing system from IonQ for an aggregate consideration of US$35 million. IonQ will procure, construct, install, and verify a trapped-ion quantum computing system meeting specified performance benchmarks and install it in a data center designated and operated by the Company.